UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2021

US ECOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39120	84-2421185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 S. Capitol Blvd., Suite 1000 Boise, Idaho 83702 (Address of Principal Executive Offices) (Zip Code)

(208) 331-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ECOL	Nasdaq Global Select Market
Warrants to purchase Common Stock	ECOLW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed under Item 5.07 of this Current Report on Form 8-K, at the 2021 annual meeting of stockholders (the “Annual Meeting”) of US Ecology, Inc., a Delaware corporation (the “Company”), held on May 25, 2021, the stockholders of the Company approved Amendment 1 (the “Plan Amendment”) to the Amended and Restated US Ecology, Inc. Omnibus Incentive Plan (the “Omnibus Plan”) to (1) increase the number of shares of Company common stock that may be issued under the Omnibus Plan by 1,772,000 shares (from 1,500,000 shares to 3,272,000 shares), (2) remove the limit on the number of shares covered by awards that may be granted to any participant (other than a non-employee director) in any one calendar year; and (3) extend the term of the Omnibus Plan from April 7, 2025 to March 31, 2031.

The Plan Amendment is described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (“SEC”) on April 13, 2021, under the heading “Proposal No. 4: Approval of Amendment 1 to The Amended and Restated US Ecology, Inc. Omnibus Incentive Plan”, and such description is incorporated by reference herein.

The foregoing description of the Plan Amendment is a summary only and is qualified in its entirety by reference to the full text of the Plan Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws

As disclosed under Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting, the stockholders of the Company approved, upon the recommendation of the Board, an amendment (the “Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to remove cumulative voting. The Charter Amendment became effective upon the filing of the Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware on June 1, 2021.

The Charter Amendment is described in greater detail in the Proxy Statement under the heading “Proposal No. 5: Approval of the Amendment to Our Amended and Restated Charter to Eliminate Cumulative Voting in the Election of Directors,” and such description is incorporated by reference herein.

In addition, at the Annual Meeting, the Company’s stockholders approved, upon the recommendation of the Board, amendments to the bylaws to adopt a plurality voting standard for contested director elections and to adopt proxy access (the “Bylaws Amendments”). The Bylaws Amendments became effective upon approval by the Company’s stockholders at the Annual Meeting. The Bylaws Amendments are described in greater detail in the Proxy Statement under the headings “Proposal No. 6: Approval of the Amendment to Our Amended and Restated Bylaws to Adopt a Plurality Voting Standard for Contested Director Elections” and “Proposal No. 7: Approval of the Amendment to Our Amended and Restated Bylaws to Adopt Proxy Access,” respectively, and such descriptions are incorporated by reference herein.

The foregoing descriptions of the Charter Amendment and the Bylaws Amendments are summaries only and are qualified in their entirety by reference to the full text of the Charter Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and the Bylaws Amendments, which are filed as Exhibit 3.2 to this Current Report on Form 8-K, and which are incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders approved each of the seven proposals described in the Proxy Statement.

The proposals below are described in the Proxy Statement. Of the 31,204,954 shares outstanding and entitled to vote, 29,233,440 shares were represented at the Annual Meeting in person or by proxy. The results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

(i)  Election of Directors – The following persons were elected as directors to hold office until the next annual meeting of stockholders or until their death, resignation or removal.

	Votes For	Votes Withheld
Richard Burke	27,380,914	53,462
E. Renae Conley	27,205,021	229,355
Katina Dorton	27,390,703	43,673
Glenn A. Eisenberg	25,327,952	2,106,424
Jeffrey R. Feeler	27,068,243	366,133
Daniel Fox	21,843,402	5,590,974
Mack L. Hogans	27,389,115	45,261
Ronald C. Keating	27,181,982	252,394
John T. Sahlberg	27,277,891	156,485
Melanie Steiner	27,378,532	55,844

(ii)  Ratification of the Company’s Independent Registered Public Accounting Firm – The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year. The voting results were 28,962,864 shares “FOR,” 262,497 shares “AGAINST” and 8,079 shares “ABSTAIN.”

(iii) Executive Compensation – The Company’s stockholders approved by non-binding advisory vote the executive compensation of certain executive officers. The voting results were 27,171,221 shares “FOR,” 250,955 shares “AGAINST” and 12,200 shares “ABSTAIN.”

(iv) Omnibus Incentive Plan – The Company’s stockholders approved Amendment 1 to the Amended and Restated US Ecology, Inc. Omnibus Incentive Plan. The voting results were 26,882,613 shares “FOR,” 536,378 shares “AGAINST” and 15,385 shares “ABSTAIN.”

(v) Cumulative Voting – The Company’s stockholders approved the amendment to the Amended and Restated Certificate of Incorporation to eliminate cumulative voting in the election of directors. The voting results were 26,835,317 shares “FOR,” 585,508 shares “AGAINST” and 13,551 shares “ABSTAIN.”

(vi) Plurality Voting – The Company’s stockholders approved the amendment to the Amended and Restated Bylaws to adopt a plurality voting standard for contested director elections. The voting results were 27,340,860 shares “FOR,” 81,788 shares “AGAINST” and 11,728 shares “ABSTAIN.”

(vii) Proxy Access – The Company’s stockholders approved the amendment to the Amended and Restated Bylaws to adopt proxy access. The voting results were 27,393,648 shares “FOR,” 29,912 shares “AGAINST” and 10,816 shares “ABSTAIN.”

Except with respect to the appointment of the independent registered public accounting firm, there were 1,799,064 broker non-votes with respect to each of the proposals.

Item 8.01. Other Events.

On May 27, 2021 the Board held a regularly scheduled meeting at which Jeffrey R. Feeler was appointed Chairman of the Board and the following directors, each of whom are independent as defined by the applicable Nasdaq standards, were appointed to the respective committees identified below:

Audit Committee	Corporate Governance Committee	Compensation Committee	Corporate Responsibility and Risk Committee
Glenn A. Eisenberg (Chair)	Mack L. Hogans (Chair)	E. Renae Conley (Chair)	Melanie Steiner (Chair)
Richard Burke	Katina Dorton	Richard Burke	E. Renae Conley
Katina Dorton	Ronald C. Keating	Ronald C. Keating	Glenn A. Eisenberg
Melanie Steiner	John T. Sahlberg	John T. Sahlberg	Mack L. Hogans

The Company’s Corporate Governance Guidelines provide that in the event the Chairman of the Board is an employee of the Company, an independent director shall serve as Lead Independent Director. Accordingly, because Jeffrey R. Feeler, the President and Chief Executive Officer of the Company, was appointed to the position of Chairman of the Board, Daniel Fox, shall serve as the Board’s Lead Independent Director.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index

Exhibit Number	Description of Exhibit
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of US Ecology, Inc.

3.2	Amendment No. 2 to the Amended and Restated Bylaws of US Ecology, Inc. (incorporated by reference to Annex C to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 13, 2021).

10.1	Amendment 1 to the Amended and Restated US Ecology, Inc. Omnibus Incentive Plan (incorporated by reference to Annex A to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 13, 2021).

104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

US Ecology, Inc.
(Registrant)

Date: June 1, 2021	By:	/S/ Eric L. Gerratt
Eric L. Gerratt
Executive Vice President and Chief Financial Officer